Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 24, 2023	/s/ Jack G. Hendon
(signature)

Jack G. Hendon
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 24, 2023	/s/ Greg L. Armock
(signature)

Greg L. Armock
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 25, 2023	/s/ Keith Brophy
(signature)

Keith Brophy
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 26, 2023	/s/ Michael J. Burke, Jr.
(signature)

Michael J. Burke, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 23, 2023	/s/ Harold J. Burns
(signature)

Harold J. Burns
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 24, 2023	/s/ Eric E. Burrough
(signature)

Eric E. Burrough
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 23, 2023	/s/ David Churchill
(signature)

David Churchill
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 25, 2023	/s/ Curt E. Coulter
(signature)

Curt E. Coulter
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 19, 2023	/s/ Bruce John Essex, Jr.
(signature)

Bruce John Essex, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 22, 2023	/s/ Gregory A. McConnell
(signature)

Gregory A. McConnell
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 24, 2023	/s/ Bradley F McGinnis
(signature)

Bradley F McGinnis
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 25, 2023	/s/ Nels W. Nyblad
(signature)

Nels W. Nyblad
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 25, 2023	/s/ Roxanne M. Page
(signature)

Roxanne M. Page
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2022, and any amendments to that report, and to file it with Securities and Exchange Commission.  Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned herby ratifies and approves the acts of such attorneys.

Dated: January 25, 2023	/s/ Michelle M. Wendling
(signature)

Michelle M. Wendling
(type or print name)